UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 16, 2021

TG Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-32639	36-3898269
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

2 Gansevoort Street, 9th Floor

New York, New York 10014

(Address of Principal Executive Offices)

(212) 554-4484

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities filed pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Exchange Name
Common Stock	TGTX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described under Item 5.07 of this report, on June 16, 2021, the Company’s stockholders voted at the Company’s 2021 annual meeting of stockholders (the “2021 Annual Meeting”) to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation increasing the maximum number of authorized shares of the Company’s stock to 175,000,000 shares of Common Stock (the “Amendment”).

On June 21, 2021, the Company filed a certificate of amendment (the “Certificate”) giving effect to the Amendment with the Secretary of State of the State of Delaware. A copy of the Certificate is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 5.03.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On Wednesday, June 16, 2021 at 9:30 a.m. Eastern Time, by means of an online meeting platform, the Company held its 2021 Annual Meeting. Stockholders representing 117,551,048, or 83.09%, of the 141,468,357 outstanding shares were present in person or by proxy, constituting a quorum. Proxies were solicited by the Company pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended. Each of the three proposals below are described in detail in the Company’s definitive proxy statement on Schedule 14A for the 2021 Annual Meeting, filed with the SEC on April 30, 2021. All three proposals were approved at the 2021 Annual Meeting.

The results are as follows:

Proposal 1

The votes with respect to the election of the seven directors to hold office until the 2021 annual meeting were as follows:

Director	Votes For	% Voted For	Votes Withheld	% Voted Withheld	Broker Non-Votes
Michael S. Weiss	75,012,349	78.76%	20,234,755	21.24%	22,289,742
Laurence N. Charney	50,684,044	53.21%	44,577,262	46.80%	22,289,742
Yann Echelard	30,330,239	31.84%	64,931,067	68.16%	22,289,742
Kenneth Hoberman	44,339,333	46.54%	50,921,973	53.46%	22,289,742
Daniel Hume	41,447,253	43.51%	53,814,053	56.49%	22,289,742
William J. Kennedy	51,977,910	54.56%	43,283,396	45.44%	22,289,742
Sagar Lonial, MD	37,185,288	39.04%	58,076,018	60.96%	22,289,742

Proposal 2

The vote with respect to an amendment to the Company’s Amended and Restated Certificate of Incorporation increasing the maximum number of authorized shares of the Company’s stock to 175,000,000 shares of Common Stock was as follows:

Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
115,045,448	2,342,642	162,958	-

Proposal 3

The vote with respect to the ratification of KPMG LLP as TG’s independent registered public accounting firm for the fiscal year ending December 31, 2021 was as follows:

Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
117,276,698	196,176	78,174	-

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed as part of this report:

Exhibit No.	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of TG Therapeutics, Inc.
104	The cover page from this Current Report on Form 8-K formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TG THERAPEUTICS, INC.
(Registrant)

Date: June 21, 2021	By:	/s/ Sean A. Power
	Name:	Sean A. Power
	Title:	Chief Financial Officer